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                                                                      EXHIBIT 23

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated June 25, 1996, included in this Form 11-K, into Southwest Gas Corporation's previously filed registration statement (File No. 33-58135).



                                       ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 25, 1996